25 East Erie Street

Chicago, Illinois 60611

1-800-560-6111

DRIEHAUS SMALL/MID CAP GROWTH FUND *DSMDX

(the “Fund”)

SUPPLEMENT DATED DECEMBER 3, 2025

TO THE PROSPECTUS AND SUMMARY PROSPECTUS FOR THE FUND DATED APRIL 30, 2025

(the “Prospectus” and “Summary Prospectus,” respectively)

Effective immediately, the following disclosure shall replace the existing disclosure under “Principal Investment Strategy” on page 2 of the Fund’s Summary Prospectus and pages 34-35 of the Fund’s Prospectus:

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. small-capitalized (“small-cap”) and U.S. medium-capitalized (“mid-cap”) companies (together, “Small/Mid cap” companies). For purposes of the Fund, the investment adviser defines Small/Mid cap companies as companies whose market capitalizations at the time of investment fall within the range of the Russell 2000® Growth Index and the Russell MidCap® Growth Index (as of October 31, 2025, companies with capitalizations between approximately $25 million and $132 billion). The market capitalization of the companies included in the Russell 2000® Growth Index and the Russell MidCap® Growth Index will change with market conditions. For the avoidance of doubt, while the reference indexes are “float-adjusted,” meaning they exclude closely held and other shares unavailable to investors, the investment adviser does not consider a float-adjustment when determining the market capitalization of a company. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. In addition, while the Fund will invest primarily in the equity securities of U.S. Small/Mid cap companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of non-U.S. companies that trade in the U.S. (such as American Depositary Receipts (“ADRs”) or substantially similar instruments that are based on foreign securities) or in securities of companies either below the capitalization range of the Russell 2000® Growth Index or above the capitalization range of the Russell MidCap® Growth Index. The Fund may also invest in companies with limited or no operating histories. The Fund does not employ any industry or sector focus but may, from time to time, have greater exposure to the securities of issuers within the same industry or sector. The Fund frequently and actively trades its portfolio securities.

Investment decisions for the Fund’s growth style of investing are based on the belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. These decisions involve evaluating a company’s competitive position, evaluating industry dynamics, identifying potential growth catalysts and assessing the financial position of the company. The investment decision is also based on the evaluation of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. The Fund sells holdings for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations.

Effective immediately, the following disclosure shall replace the existing disclosure under “Investment Objectives and Principal Investment Strategies” on pages 50-51 of the Fund’s Prospectus under the subheading “Driehaus Small/Mid Cap Growth Fund”:

Driehaus Small/Mid Cap Growth Fund. The investment objective of the Driehaus Small/Mid Cap Growth Fund is to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund invests primarily in equity securities of Small/Mid cap U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. Small/Mid cap companies. The Fund will provide shareholders 60 days’ prior written notice of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets in the equity securities of U.S. Small/Mid cap companies. For purposes of the Fund, the investment adviser defines Small/Mid cap companies as companies whose market capitalizations at the time of investment fall within the range of the Russell 2000® Growth Index and the Russell MidCap® Growth Index (as of October 31, 2025, companies with capitalizations between approximately $25 million and $132 billion). The market capitalization of the companies included in the Russell 2000® Growth Index and the Russell MidCap® Growth Index will change with market conditions. For the avoidance of doubt, while the reference indexes are “float-adjusted,” meaning they exclude closely held and other shares unavailable to investors, the investment adviser does not consider a float-adjustment when determining the market capitalization of a company. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers with limited or no operating histories.

Equity securities include common and preferred stocks, bearer and registered shares, warrants or rights or options that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may invest in cash, money market mutual funds or similar cash equivalents. While the Fund will invest primarily in the securities of U.S. companies, the Fund may also from time to time invest up to a maximum of 20% of its assets (measured at the time of investment) in the equity securities of non-U.S. companies that trade in the U.S. (such as American Depositary Receipts (“ADRs”) or substantially similar instruments that are based on foreign securities) or in securities of companies either below the capitalization range of the Russell 2000® Growth Index or above the capitalization range of the Russell MidCap® Growth Index.

Investment decisions for the Fund’s growth style of investing, for those companies with operating histories, are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that the security is at an attractive entry point. These decisions involve evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The investment decision is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Adviser incorporates the consideration of material environmental, social and governance (“ESG”) factors when evaluating investment opportunities by reviewing ESG research and ratings information from one or more third-party ratings organizations. Through its quantitative and qualitative analysis of ESG factors, the Adviser seeks to identify and understand ESG-related risks. The Adviser does not exclude investment opportunities based on ESG factors and an investment could be made in an issuer that scores poorly on ESG factors if such investment performs strongly on other factors considered. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector exposure.

The Adviser generally intends to remain fully invested. However, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. As a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic currencies, invest in domestic money market mutual securities (including repurchase agreements), purchase short-term debt securities of U.S. or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is not fully invested, the Fund may not achieve its investment objective.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

For more information, please call the Driehaus Mutual Funds at 1-800-560-6111